United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use by the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SWS Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

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☐	Fee paid previously with preliminary materials.

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

SWS GROUP, INC.

SWSGROUP

Building what you value.

SWS GROUP INC.

ATTN: ALLEN R. TUBB, SECRETARY

1201 ELM STREET, STE 3500

DALLAS, TX 75270

Meeting Information

Meeting Type: Annual Meeting

For holders as of: September 21, 2009

Date: November 17, 2009 Time: 9:00 AM CST

Location: City Club

69th Floor

Bank of America Plaza Building

901 Main Street

Dallas, TX 75202

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 03, 2009 to facilitate timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends that you

vote FOR the following:

1. Election of Directors

Nominees

01 Don A. Buchholz 02 Donald W. Hultgren 03 Robert A. Buchholz 04 Brodie L. Cobb 05 I.D. Flores III

06 Larry A. Jobe 07 Frederick R. Meyer 08 Dr. Mike Moses 09 Joel T. Williams III

The Board of Directors recommends you vote FOR the following proposal(s):

2 An amendment to the SWS Group, Inc. 2005 Deferred Compensation Plan to increase the authorized shares from 375,000 to 675,000 shares.

3 The ratification of the selection of Grant Thornton LLP as the company’s independent auditor for the fiscal year ending June 25, 2010.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.